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                           [EXHIBIT 23.2]




                     INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
October 9, 1997